Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated September 17, 2018
to the
Prospectus and Statement of Additional Information (SAI)
dated February 26, 2018

The Tocqueville International Value Fund (the "International Value Fund")
a series of the Tocqueville Trust (the "Trust")

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Termination (the "Plan") providing for the reorganization of the International Value Fund (the "Target Fund"), into a newly organized series (the "Acquiring Fund") of American Beacon Funds, a Massachusetts business trust. The reorganization of the Target Fund is subject to approval by its shareholders.

The Acquiring Fund will have a substantially similar investment objective and substantially similar investment strategies and policies as the Target Fund. Following the reorganization, American Beacon Advisors ("AB") will serve as the Acquiring Fund's investment adviser and Tocqueville Asset Management L.P., the current investment adviser, will serve as the new sub-adviser ("TAM"). AB will be responsible for overseeing the management of the Acquiring Fund, and TAM will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund.  In particular, the portfolio manager at TAM who is primarily responsible for the day-to-day portfolio management of the Target Fund will act as portfolio manager of the Acquiring Fund.

The Plan provides for the Target Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Target Fund's known liabilities. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal tax purposes. TAM and AB will bear all direct costs relating to the reorganization, including the costs of preparing the Plan and proxy statement and seeking approval of the Plan from the Target Fund's shareholders.

A special meeting of shareholders during which shareholders of the Target Fund will be asked to consider and vote on the Plan has been scheduled to be held on December 13, 2018. If shareholders of the Target Fund approve the reorganization, the reorganization is expected to take effect on or about January 18, 2019.

Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please retain this Supplement for your reference.